Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350 ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report Reef Global Energy III, L.P. (the “Partnership”) on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael J. Mauceli, Chief Executive Officer, and Daniel C. Sibley, Chief Financial Officer of Reef Partners LLC, the managing general partner of Reef Global Energy III, L.P., certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

This certification is made solely for the purposes of U.S.C. §1350, and not for any other purpose.

/s/ Michael J. Mauceli
Michael J. Mauceli
Chief Executive Officer
Reef Partners LLC
August 24, 2004

/s/ Daniel C. Sibley
Daniel C. Sibley
Chief Financial Officer
Reef Partners LLC
August 24, 2004